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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Chief Financial Officer

On November 6, 2024, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”) appointed Mr. Lance Tucker to serve as the Company’s Executive Vice President, Chief Financial Officer (“CFO”), effective upon his first day of employment on January 13, 2025 (the “CFO Start Date”).

Mr. Tucker, age 55, previously served in this same role as the Company’s Executive Vice President, Chief Financial Officer from March 2018 to September 2020. Most recently, he served as the Chief Financial Officer of Davidson Hotel Company LLC (Atlanta, GA) (“Davidson Hospitality Group’), an award-winning, full-service hospitality management company overseeing hotels, restaurants, dining and entertainment venues across the United States since January 2022. Prior to that, from September 2020 until January 2022, he was the Chief Financial Officer of CKE Restaurants Holdings, Inc. (Franklin, TN), an American fast food company and the parent organization for the Carl’s Jr. and Hardee’s brands, where he was responsible for all finance and accounting and helped drive the company’s full business transformation process. Prior to joining the Company in March 2018, Mr. Tucker held several senior leadership positions at Papa John’s International, Inc. (Atlanta, GA) (“Papa John’s). From February 2011 to February 2018, he served as Senior Vice President, Chief Financial Officer and Treasurer and added Chief Administrative Officer in February 2012. From June 2010 to February 2011, he was Chief of Staff and Senior Vice President, Strategic Planning for Papa John’s. Prior to that, he served as its Chief of Staff and Vice President, Strategic Planning from June 2009 to June 2010. Prior to joining Papa John’s, Mr. Tucker served as the Chief Financial Officer of Evergreen Real Estate Services, LLC (Chicago, IL), from 2003 to 2009; and held leadership positions with several finance companies from 1999 to 2003. Previously, from 1994 to 1999, he served as the Director of Finance for Papa John’s International, Inc. Overall, Mr. Tucker has more than 20 years of corporate finance experience. He graduated from Transylvania University with a Bachelor of Arts in Accounting.

On November 6, 2024, the Company entered into an offer letter (the “Offer Letter”) with Mr. Tucker with respect to his employment as CFO. The Offer Letter provides for Mr. Tucker to receive: (a) an annual base salary of $650,000; (b) a one-time gross cash bonus of $200,000 payable the first pay period from the CFO Start Date subject to his continued employment with the Company; and (c) a one-time new hire grant consisting of restricted stock units (“RSUs”) equal to an LTI value of $500,000, with the number of shares determined by reference to the 20-day average closing stock price of the Company’s common stock as of the last business day preceding the grant date. These RSUs will vest 33% per year over three years.

The Offer Letter also provides that, beginning with this current fiscal year, Mr. Tucker will be eligible for (a) an annual incentive bonus under the Company’s annual Performance Incentive Plan, prorated for this fiscal year, with a target incentive potential of 75% of base salary (up to a maximum of 150% of target), payable as a lump sum cash payment and based on attainment of Company performance targets for each fiscal year set by the Board; (b) an annual long-term incentive award grant equal to an LTI value of $1,000,000 at grant, which may be made in the form of any combination of performance share units (“PSUs”), RSUs or stock options, with the number of shares determined by reference to the 20-day average closing stock price of Jack in the Box common stock as of the last business day preceding the grant date; and (c) participation in (i) the Jack in the Box Inc. Severance Plan for Executive Officers, described in the Company’s Current Report on Form 8-K filed March 4, 2020, and (ii) the Company’s Compensation and Benefits Assurance Agreement for Executives, which will provide for benefits for his position at 2.5x multiple of salary/bonus and 30 months COBRA coverage. Equity grants are subject to a stock ownership requirement equal to 3.0x annual salary to be achieved within five years from the CFO Start Date, and a holding requirement of 50% of after-tax net shares resulting from the vesting of PSUs and RSUs until the stock ownership requirement is met.

There are no arrangements or understandings with any other person pursuant to which Mr. Tucker was appointed as the Company’s CFO, and there are no family relationships between Mr. Tucker and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Tucker and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Dawn Hooper will continue to serve as Company’s interim principal financial officer up until the CFO Start Date, and thereafter she will then serve in her role as Senior Vice President of Financial Reporting and Controller.

On November 12, 2024, the Company issued a press release announcing Mr. Tucker’s appointment, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. In addition, a copy of the Offer Letter is filed with this report as Exhibit 99.2. The foregoing description of the terms of the Offer Letter is a summary of select terms, is not complete, and is qualified in its entirety by reference to the full text thereof, which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jack in the Box Inc. dated November 12, 2024
99.2	Offer Letter by and between Lance Tucker and Jack in the Box Inc., dated November 6, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

November 12, 2024	/s/ Darin Harris
Darin Harris
Executive Vice President, Chief Executive Officer